Exhibit 10.10
INCREASE NOTICE AND
FOURTH AMENDMENT TO CREDIT AGREEMENT
          This Increase Notice and Fourth Amendment to Credit Agreement (this “Amendment”) is entered into as of January 30, 2008, among Madison Capital Funding LLC (in its individual capacity, “Madison”), as Agent for the Lenders, the undersigned Lenders, and Compass Group Diversified Holdings LLC, a Delaware limited liability company (“Borrower”).
W I T N E S S E T H
          WHEREAS, Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of November 21, 2006 (as amended to date, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement);
          WHEREAS, Borrower, Agent and Lenders entered into a certain Third Amendment to the Credit Agreement dated as of December 7, 2007, pursuant to which the terms and conditions of the Credit Agreement were amended to reflect all of the terms and conditions set forth in the updated version of the Credit Agreement attached as an Exhibit to such Third Amendment and, subsequent to the consummation of the Third Amendment, Required Lenders approved of the clarifying changes to the definitions of Existing Portfolio Companies and Permitted Ineligible Acquisitions reflected in the changed pages attached hereto as Attachment I:
          WHEREAS, Borrower has requested an increase to the Term Loan in the amount of $5,000,000 pursuant to Section 2.1.3 of the Credit Agreement (the “Specified Term Loan Increase”) and has further requested that (i) Required Lenders agree to waive, in respect of the Specified Term Loan Increase, the $10,000,000 minimum threshold for Requested Term Loan Increases set forth in Section 2.1.3 of the Credit Agreement and (ii) Term Lenders waive their right to participate in the Specified Term Loan Increase, with all of the Specified Term Loan Increase to be allocated to Madison; and
          WHEREAS, Borrower has requested that Agent and Required Lenders agree to amend the definitions of “Existing Portfolio Company EBITDA” and “New Portfolio Company EBITDA” under the Credit Agreement to provide for a new addback in respect of integration costs incurred in connection with Permitted Eligible Acquisitions that are add-on acquisitions, on and subject to the terms and conditions specified herein.
          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
          1. Specified Term Loan Increase. Pursuant to Section 2.1.3 of the Credit Agreement, (a) Required Lenders hereby waive, in respect of the Specified Term Loan Increase, the $10,000,000 minimum threshold for Requested Term Loan Increases set forth in Section 2.1.3 of the Credit Agreement and (b) Term Lenders hereby waive their right to participate in the Specified Term Loan Increase, with all of the Specified Term Loan Increase to be allocated to Madison. Borrower, Agent and the undersigned Lenders (including Madison) hereby agree that the Specified Term Loan Increase shall be effective immediately upon the effectiveness of this amendment pursuant to the provisions of Section 6 hereof (the “Effective Date”). After giving effect to the Specified Term Loan Increase on the Effective Date, the aggregate amount of the Term Loan shall be $155,000,000 and all references in the Credit Agreement and the other Loan Documents to the Term Loan shall be considered a reference to the Term Loan as increased pursuant to the Specified Term Loan Increase. Borrower acknowledges and agrees that the Specified Term Loan Increase shall become part of the Term Loan for all purposes under the Credit Agreement and under the Collateral Documents and shall be secured by the Collateral in all respects.
          2. Allocation of Specified Term Loan Increase. Borrower, Agent, and Lenders hereby acknowledge and agree that all of the Specified Term Loan Increase shall be allocated to Madison.
          3. Amendments to Credit Agreement. In reliance upon the representations and warranties of Borrower set forth in Section 4 below and subject to the satisfaction of the conditions set forth in Section 5 below, the parties hereto hereby agree to amend the Credit Agreement as follows:
          (a) The definition of “Existing Portfolio Company EBITDA” contained in Section 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
          “Existing Portfolio Company EBITDA means, for any Existing Portfolio Company for any period, Consolidated Net Income of such Existing Portfolio Company plus. to the extent deducted in determining such Consolidated Net Income (and without duplication), (i) the consolidated interest expense of such Existing Portfolio Company (including all imputed interest on Capital Leases), (ii) income tax expense of such Existing Portfolio Company, (iii) depreciation and amortization of such Existing Portfolio Company, (iv) Management Fees paid that are permitted under Section 7.4 and satisfied by or otherwise allocable to such Existing Portfolio Company, (v) non-cash charges incurred to reflect any in-process research and development acquired by Borrower at the time of its acquisition of such Existing Portfolio Company, (vi) expense in respect of any forgiveness of non-cash loans to management of such Existing Portfolio Company, (vii) other non-cash expenses (or less gains or income) deducted in the determination of such Consolidated Net Income and for which no cash outlay (or cash receipt) is foreseeable prior to the Termination Date and (viii) integration costs incurred by such Existing Portfolio Company in connection with the integration of a Target acquired by such Existing Portfolio Company pursuant to a Permitted Eligible Acquisition that is an add-on Acquisition, in each case so long as (I) the aggregate amount of all such integration costs with respect to such Target so added back to the Existing Portfolio Company EBITDA of such Existing Portfolio Company pursuant to this clause (viii) does not exceed (1) $9,000,000, in the case of the add-on Acquisition of Staffmark Investment LLC by CBS and (2) the lesser of (A) fifteen percent (15%) of the amount of the Existing Portfolio Company EBITDA of such Existing Portfolio Company (after giving effect to the consummation of the Acquisition of the applicable add-on Target and as of the date thereof) and (B) forty percent (40%) of the Pro Forma EBITDA of the applicable add-on

Target, in all other cases, (II) such integration costs are incurred within the first twenty-four (24) months (thirty-six (36) months in the case of the Acquisition of Staffmark Investment LLC by CBS) following the consummation of the Acquisition of the applicable add-on Target, and (III) all such addback amounts have been approved by Agent; provided, that (x) with respect to an Existing Portfolio Company that was previously a New Portfolio Company, for periods prior to the acquisition of such Existing Portfolio Company pursuant to a Permitted Eligible Acquisition, the amount of such Existing Portfolio Company EBITDA shall be equal to the Pro Forma EBITDA of such Existing Portfolio Company for such period, (y) notwithstanding anything to the contrary contained herein, no Pro Forma EBITDA of Tasco shall be included in Halo’s Existing Portfolio Company EBITDA and Tasco’s Existing Portfolio Company EBITDA shall be limited to periods after the consummation of the acquisition of Tasco by Halo; and (z) notwithstanding anything to the contrary contained herein, for each of the calendar months preceding the Third Amendment Date set forth below, the Existing Portfolio Company EBITDA for each Existing Portfolio Company shall be deemed to be the amount set forth below opposite such month:

	January 2007	February 2007	March 2007	April 2007
Anodyne	$452,000	$229,000	$899,000	$396,000
Advanced Circuits	$1,658,000	$1,777,000	$1,975,000	$1,712,000
Aeroglide	$1,296,000	$729,000	$1,135,000	$972,000
American Furniture	$2,088,000	$2,029,000	$2,327,000	$1,390,000
CBS	$904,000	$682,000	$2,722,000	$1,693,000
Halo	$(247,000)	$423,000	$(222,000)	$(147,000)
Silvue	$556,000	$715,000	$552,000	$630,000

				August	September
	May 2007	June 2007	July 2007	2007	2007
Anodyne	$237,000	$346,000	$612,000	$735,000	$392,000
Advanced Circuits	$1,890,000	$1,915,000	$1,797,000	$1,936,000	$1,889,000
Aeroglide	$804,000	$957,000	$415,000	$595,000	$460,000
American Furniture	$1,261,000	$979,000	$870,000	$1,032,000	$1,160,000

				August	September
	May 2007	June 2007	July 2007	2007	2007
CBS	$1,638,000	$2,500,000	$1,495,000	$2,174,000	$3,599,000
Halo	$587,000	$883,000	$106,000	$1,166,000	$1,447,000
Silvue	$598,000	$603,000	$622,000	$555,000	$687,000 "
          (b) The definition of “New Portfolio Company EBITDA” contained in Section
1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
     “New Portfolio Company EBITDA means, for any New Portfolio Company for any period, (x) with respect to periods after the acquisition of such New Portfolio Company pursuant to a Permitted Eligible Acquisition, Consolidated Net Income of such New Portfolio Company plus, to the extent deducted in determining such Consolidated Net Income, (i) the consolidated interest expense of such New Portfolio Company (including all imputed interest on Capital Leases), (ii) income tax expense of such New Portfolio Company, (iii) depreciation and amortization of such New Portfolio Company, (iv) Management Fees paid that are permitted under Section 7.4 and satisfied by or otherwise allocable to such New Portfolio Company, (v) non-cash charges incurred to reflect any in-process research and development acquired by Borrower at the time of its acquisition of such New Portfolio Company, (vi) expense in respect of any forgiveness of non-cash loans to management of such New Portfolio Company, (vii) other non-cash expenses (or less gains or income) deducted in the determination of such Consolidated Net Income and for which no cash outlay (or cash receipt) is foreseeable prior to the Termination Date and (viii) integration costs incurred by such New Portfolio Company in connection with the integration of a Target acquired by such New Portfolio Company pursuant to a Permitted Eligible Acquisition that is an add-on Acquisition, in each case so long as (I) the aggregate amount of all such integration costs with respect to such Target so added back to the New Portfolio Company EBITDA of such New Portfolio Company pursuant to this clause (viii) does not exceed the lesser of (A) fifteen percent (15%) of the amount of the New Portfolio Company EBITDA of such New Portfolio Company (after giving effect to the consummation of the Acquisition of the applicable add-on Target and as of the date thereof) and (B) forty percent (40%) of the Pro Forma EBITDA of the applicable add-on Target, (II) such integration costs are incurred within the first twenty-four (24) months following the consummation of the Acquisition of the applicable add-on Target, and (III) all such addback amounts have been approved by Agent; and (y) with respect to periods prior to the acquisition of such New Portfolio Company pursuant to a Permitted Eligible Acquisition, Pro Forma EBITDA for such New Portfolio Company.”
          (c) The calculations of Existing Portfolio Company EBITDA and New Portfolio Company EBITDA that are included as part of the Schedule to the Compliance Certificate are amended and restated as set forth on Attachment II hereto.

          4. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Agent and Lenders that, both before and after giving effect to this Amendment:
          (a) The execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower;
          (b) No Default or Event of Default has occurred and is continuing; and
          (c) The representations and warranties of Borrower set forth in the Credit Agreement, as amended hereby, and in the other Loan Documents, as amended hereby, are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date).
          5. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the prior or concurrent consummation of each of the following conditions:
          (a) Agent shall have received an executed copy of this Amendment, together with such other documents, agreements and instruments as Agent may reasonably require or request in connection herewith;
          (b) all proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and
          (c) no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment.
          6. Miscellaneous.
          (a) Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.
          (b) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
          (c) Reference to Credit Agreement. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

     (d) Costs and Expenses. Borrower acknowledges that Section 10.4 of the Credit Agreement applies to this Amendment and the transactions, agreements and documents contemplated hereunder.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

COMPASS GROUP DIVERSIFIED HOLDINGS
LLC

By:	/s/ [ILLEGIBLE]

Title:	CFO
Signature page to Increase Notice and Fourth Amendment

MADISON CAPITAL FUNDING LLC,
as Agent and a Lender

By:	/s/ [ILLEGIBLE]

Title:	Managing Director
Signature page to Increase Notice and Fourth Amendment

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ [ILLEGIBLE]

Title:	VICE PRESIDENT
Signature page to Increase Notice and Fourth Amendment

NEWSTAR CP FUNDING LLC, as a Lender

By: NewStar Financial, Inc., its Designated Manager

By:	/s/ [ILLEGIBLE]

Title:	Managing Director

NEWSTAR CREDIT OPPORTUNITIES FUNDING
II LTD., as a Lender

By: NewStar Financial, Inc, its Manager

By:	/s/ [ILLEGIBLE]

Title:	Managing Director
Signature page to Increase Notice and Fourth Amendment

FIFTH THIRD BANK, as a Lender

By:	/s/ [ILLEGIBLE]

Title:	Vice President
Signature page to Increase Notice and Fourth Amendment

ALLIED IRISH BANKS, P.L.C., as a Lender

By:	/s/ Joanne Gibson

Title:	Assistant Vice President

By:	/s/ Shreya Shah

Title:	Vice President
Signature page to Increase Notice and Fourth Amendment

SUNTRUST BANK, as a Lender

By:	/s/ J. Mathew Rowand

Title:	Vice President
Signature page to Increase Notice and Fourth Amendment

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ [ILLEGIBLE]

Title:	Vice President
Signature page to Increase Notice and Fourth Amendment

THE PRIVATEBANK AND TRUST COMPANY,
as a Lender

By:	/s/ [ILLEGIBLE]

Title:	Managing Director
Signature page to Increase Notice and Fourth Amendment

CITIBANK, N.A., as a Lender

By:	/s/ Rob Ziemer

Title:	Vice President
Signature page to Increase Notice and Fourth Amendment

AIB DEBT MANAGEMENT LIMITED, as a Lender

By: Title:	/s/ Joanne Gibson Assistant vice President
Investment Advisor to
AIB Debt Management Limited

By: Title:	/s/ Shreya Shah Vice President
Investment Advisor to
AIB Debt Management Limited

Signature page to Increase Notice and Fourth Amendment

GOLUB CAPITAL SENIOR LOAN
OPPORTUNITY FUND, LTD., as a Lender

By: Golub Capital Incorporated, as Collateral Manager

By:	/s/ [ILLEGIBLE]
Title:

GOLUB CAPITAL CP FUNDING LLC, as a Lender

By:	/s/ [ILLEGIBLE]

Title:

GOLUB CAPITAL MASTER FUNDING LLC, as a Lender

By:	/s/ [ILLEGIBLE]

Title:

GOLUB INTERNATIONAL LOAN LTD. I, as a Lender

By: Golub Capital International Management LLC,
as Collateral Manager

By:	/s/ [ILLEGIBLE]

Title:

Signature page to Increase Notice and Fourth Amendment

AUDAX CREDIT OPPORTUNITIES OFFSHORE
LTD., as a Lender

By: Title:	/s/ [ILLEGIBLE] Michael P. MoGonigle
Authorized Signatory
Signature page to Increase Notice and Fourth Amendment

ATTACHMENT I TO
INCREASE NOTICE AND FOURTH AMENDMENT
See attached pages

ATTACHMENT II TO
INCREASE NOTICE AND FOURTH AMENDMENT
Existing Portfolio Company EBITDA for each Existing Portfolio Company

1.	Consolidated Net Income for such Existing Portfolio Company		$

2.	Plus:	Interest Expense	$

		income tax expense	$
		depreciation	$
		amortization	$
		Management Fees satisfied by or otherwise allocable to such Existing Portfolio Company	$

		Non-cash charges reflecting in-process research and development	$
		Expense due to forgiveness of non-cash loans to management	$
		Other non-cash expenses (or less gains or income) for which no cash outlay (or receipt) is foreseeable	$
		Integration costs incurred in connection with the integration of add-on Targets*	$

For periods prior to the acquisition of such Portfolio Company:

Pro Forma EBITDA for such Portfolio Company			$

*
Not to exceed the lesser of (x) 15% of Existing Portfolio Company EBITDA of such Existing Portfolio Company after giving effect to the Acquisition of the applicable add-on Target and (y) forty percent (40%) of the Pro Forma EBITDA of the applicable add-on Target ($9,000,000 in the case of the Acquisition of Staffmark Investments LLC by CBS), and only to the extent incurred within the first 24 months (36 months in the case of the Acquisition of Staffmark Investments LLC by CBS) after the Acquisition of applicable Add-On Target and approved by Agent.

New Portfolio Company EBITDA for each New Portfolio Company

For periods after the acquisition of such New Portfolio Company:

1.	Consolidated Net Income for such New Portfolio Company		$

2.	Plus:	Interest Expense	$

		income tax expense	$
		depreciation	$
		amortization	$
		Management Fees satisfied by or otherwise allocable to such New Portfolio Company	$

		Non-cash charges reflecting in-process research and development	$
		Expense due to forgiveness of non-cash loans to management	$
		Other non-cash expenses (or less gains or income) for which no cash outlay (or receipt) is foreseeable	$
		Integration costs incurred in connection with the integration of add-on Targets**	$

For periods prior to the acquisition of such Portfolio Company:

Pro Forma EBITDA for such Portfolio Company			$

**
Not to exceed the lesser of (x) 15% of New Portfolio Company EBITDA of such New Portfolio Company after giving effect to the Acquisition of the applicable add-on Target and (y) forty percent (40%) of the Pro Forma EBITDA of the applicable add-on Target, and only to the extent incurred within the first 24 months after the Acquisition of applicable Add-On Target and approved by Agent.

ATTACHMENT I TO
INCREASE NOTICE AND FOURTH AMENDMENT
See attached pages

ATTACHMENT II TO
INCREASE NOTICE AND FOURTH AMENDMENT
Existing Portfolio Company EBITDA for each Existing Portfolio Company

1.	Consolidated Net Income for such Existing Portfolio Company		$

2.	Plus:	Interest Expense	$

		income tax expense	$
		depreciation	$
		amortization	$
		Management Fees satisfied by or otherwise allocable to such Existing Portfolio Company	$

		Non-cash charges reflecting in-process research and development	$
		Expense due to forgiveness of non-cash loans to management	$
		Other non-cash expenses (or less gains or income) for which no cash outlay (or receipt) is foreseeable	$
		Integration costs incurred in connection with the integration of add-on Targets*	$

For periods prior to the acquisition of such Portfolio Company:

Pro Forma EBITDA for such Portfolio Company			$

*
Not to exceed the lesser of (x) 15% of Existing Portfolio Company EBITDA of such Existing Portfolio Company after giving effect to the Acquisition of the applicable add-on Target and (y) forty percent (40%) of the Pro Forma EBITDA of the applicable add-on Target ($9,000,000 in the case of the Acquisition of Staffmark Investments LLC by CBS), and only to the extent incurred within the first 24 months (36 months in the case of the Acquisition of Staffmark Investments LLC by CBS) after the Acquisition of applicable Add-On Target and approved by Agent.

New Portfolio Company EBITDA for each New Portfolio Company

For periods after the acquisition of such New Portfolio Company:

1.	Consolidated Net Income for such New Portfolio Company		$

2.	Plus:	Interest Expense	$

		income tax expense	$
		depreciation	$
		amortization	$
		Management Fees satisfied by or otherwise allocable to such New Portfolio Company	$

		Non-cash charges reflecting in-process research and development	$
		Expense due to forgiveness of non-cash loans to management	$
		Other non-cash expenses (or less gains or income) for which no cash outlay (or receipt) is foreseeable	$
		Integration costs incurred in connection with the integration of add-on Targets**	$

For periods prior to the acquisition of such Portfolio Company:

Pro Forma EBITDA for such Portfolio Company			$

**
Not to exceed the lesser of (x) 15% of New Portfolio Company EBITDA of such New Portfolio Company after giving effect to the Acquisition of the applicable add-on Target and (y) forty percent (40%) of the Pro Forma EBITDA of the applicable add-on Target, and only to the extent incurred within the first 24 months after the Acquisition of applicable Add-On Target and approved by Agent.